                            SCHEDULE 14A INFORMATION


          Proxy Statement Pursuant to Section 14(a) of the Securities
                     Exchange Act of 1934 (Amendment No. )


Filed by the Registrant  [X]

Filed by a Party other than the Registrant  [_]

Check the appropriate box:

[_]  Preliminary Proxy Statement    [_]  Confidential, for Use of the
                                         Commission Only (as permitted by
                                         Rule 149-6(e)(2))
[X]  Definitive Proxy Statement

[_]  Definitive Additional Materials

[_]  Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                                 DYNATEM, INC.
--------------------------------------------------------------------------------
               (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     (1) Title of each class of securities to which transaction applies:

     ---------------------------------------------------------------------------

     (2)  Aggregate number of securities to which transaction applies:__________

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

     ---------------------------------------------------------------------------

     (4) Proposed maximum aggregate value of transaction: ______________________

     (5) Total fee paid: _______________________________________________________

[_]  Fee paid previously with preliminary materials.

[_] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid: _______________________________________________

     (2) Form, Schedule or Registration Statement No.: _________________________

     (3) Filing Party: _________________________________________________________

     (4) Date Filed: ___________________________________________________________

                               September 18, 1998



Dear Shareholder:

     You are cordially invited to attend the Annual Meeting of Shareholders of Dynatem, Inc., which will be held at 23263 Madero, Suite C, Mission Viejo, California 9269l, at l0:00 A.M. on Wednesday, October 7, l998.

     At the meeting, you will be asked to elect the Company's Board of Directors for the ensuing year, to vote on the new stock option plan and to ratify the appointment of Corbin & Wertz as the Company's independent certified public accountants. The Board of Directors of the Company urges you to vote FOR both
proposals.                                                           ---


     Although you may presently plan to attend the meeting, please indicate on the enclosed proxy card your vote on the matters presented and sign, date and return the proxy card in the enclosed postage paid envelope. If you do attend the meeting and wish to vote in person, you may withdraw your proxy at that time.


                                        Sincerely,



                                  /s/   Eileen DeSwert
                                  ---------------------------
                                        Eileen DeSwert
                                        President & Chief
                                        Executive Officer

                                 DYNATEM, INC.

                             23263 Madero, Suite C
                        Mission Viejo, California 92691
                -----------------------------------------------

                   NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

                                October 7, 1998

To the Shareholders of Dynatem, Inc.:

          NOTICE IS HEREBY GIVEN that the Annual Meeting of Shareholders of DYNATEM, INC., a California corporation (the "Company"), will be held on Wednesday, October 7, 1998, at 10:00 A.M. at the Company's principal office, located at 23263 Madero, Suite C, Mission Viejo, California 92691, for the following purposes:

          1.   To elect seven directors;

          2.   To approve the Company's 1998 Stock Option Plan;

          3. To ratify the appointment of Corbin & Wertz as the Company's independent certified public accountants; and

          4. To transact such other business as may properly come before the meeting or any adjournment thereof.

          Only shareholders of record at the close of business on September 15, 1998, will be entitled to receive notice of and to vote at the Annual Meeting and at any adjournment thereof.

          Holders of a majority of the outstanding shares of the Company's common stock must be present either in person or by proxy in order for the meeting to be held. The proxy is revocable at any time and will not affect your right to vote in person if you attend the Annual Meeting.

                              By Order of the Board of Directors,


                              /s/ Michael Horan
                              -------------------------------
                              Michael Horan,
                              Secretary

Mission Viejo, California
September 18, 1998

WHETHER OR NOT YOU ATTEND THE SHAREHOLDERS' MEETING, YOU ARE REQUESTED TO SIGN AND DATE THE ENCLOSED PROXY CARD AND RETURN IT IN THE ENCLOSED ENVELOPE AT YOUR EARLIEST CONVENIENCE

                                 DYNATEM, INC.

                        ANNUAL MEETING OF SHAREHOLDERS

                                October 7, 1998

                  -------------------------------------------

                                PROXY STATEMENT

                  -------------------------------------------


                            SOLICITATION OF PROXIES

     The Board of Directors of DYNATEM, INC. (the "Company") is soliciting the enclosed proxy for use at the Annual Meeting of Shareholders of the Company, to be held on Wednesday, October 7, 1998, 10:00 A.M. at the Company's principal office, located at 23263 Madero, Suite C, Mission Viejo, California 92691 (the "Annual Meeting"). Whether or not you plan to attend the Annual Meeting, you are requested to date, sign and return the attached proxy to the Company as promptly as possible in the enclosed envelope. The shares of the Company's common stock (the "Common Stock") represented by proxies will be voted in accordance with the Board of Director's recommendations unless the proxy indicates otherwise. Any shareholder giving a proxy may revoke it at any time prior to its use by filing with the Secretary of the Company a written revocation or a proxy bearing a later date, or by voting in person at the Annual Meeting. The cost of the solicitation of the proxies will be paid by the Company. In addition to the solicitation of proxies by use of the mails, directors, officers and employees of the Company may solicit proxies personally, or by other appropriate custodians, nominees or fiduciaries holding shares of Common Stock in their names for others, to send proxy materials and to obtain proxies from their principals and the Company will reimburse them for their expenses in doing so.

     The approximate date on which this proxy statement and the form of proxy is first being sent or given to the Company's shareholders is September 18, 1998.

     The Company's Annual Report for the fiscal year ended May 31, 1998 is being mailed concurrently with this proxy statement. Brokerage houses, custodians, nominees and others may obtain additional copies of the Annual Report, Form 10-KSB or this proxy statement by request to the Company.

     The address of the Company's principal executive office is 23263 Madero, Suite C, Mission Viejo, California 92691.

                                 VOTING RIGHTS

     Shareholders of Common Stock of record at the close of business on September 15, 1998, are entitled to notice of, and to vote at, the Annual Meeting. As of September 15, 1998, there were 1,418,400 shares of Common Stock outstanding, all of one class, all of which are entitled to be voted at the Annual Meeting. The presence at the Annual Meeting, in person or by proxy, of a majority of the shares of Common Stock outstanding on September 15, 1998, will constitute a quorum. Abstentions and broker non-votes are counted for purposes of determining a quorum, but are not considered as having voted for purposes of determining the outcome of a vote.

     Each share of Common Stock is entitled to one vote; provided, however,
                                                         --------  -------
that, shareholders are entitled to cumulative voting in the election of directors. As provided by the Company's Bylaws and by California law, in electing directors no shareholder shall be entitled to accumulate his votes (i.e., cast for any one candidate a number of votes greater than the number of such shareholder's shares of Common Stock) unless the candidate's name has been placed in nomination by a shareholder present at the Annual Meeting prior to the commencement of the voting and at least one shareholder has given notice prior to the commencement of voting of his intention to accumulate votes. If any shareholder has given such notice, then each shareholder may accumulate his votes and give to one candidate a number of votes equal to the number of directors to be elected multiplied by the number of votes to which his shares of Common Stock are entitled, or may distribute his votes on the same principle among as many candidates as he may desire. Regardless of whether the shares of Common Stock are voted cumulatively, the candidates receiving the highest number of votes, up to the number of directors to be elected, shall be elected. Unless otherwise instructed, the shares represented by proxies to management will be voted in the discretion of management so as to elect the maximum number of management nominees which may be elected by cumulative voting (if applicable).

                    PRINCIPAL HOLDERS OF VOTING SECURITIES

     The following table sets forth information regarding beneficial ownership of shares of Common Stock as of September 15, 1998, by (i) all persons known to the Company to be the beneficial owner of more than five percent of the outstanding shares of Common Stock, (ii) each director and nominee for director and all named executive officers, and (iii) all current executive officers and directors as a group. Persons named in the following table have sole voting and investment powers with respect to all shares shown as beneficially owned by them, subject to community property laws where applicable and other information contained in the footnotes to the table. Information with respect to beneficial ownership is based upon the

Company's Common Stock records and data supplied to the Company by its shareholders.

Name and Address of                 Amount and Nature of     Percent
Beneficial Owner                    Beneficial Ownership     of Class
-------------------------------   ------------------------   ---------

Eileen DeSwert                             709,634 (1)          50.0%
c/o Dynatem, Inc.
23263 Madero, Suite C
Mission Viejo, CA 92691

Harry Cavanaugh                             40,000 (2)           2.8%
c/o Ditek, Inc.
P.O. Box 104
Westford, VT 05494

Robert E. Anslow                            12,000 (2)           0.8%
c/o Dynatem, Inc.
23263 Madero, Suite C
Mission Viejo, CA 92691

Costis Toregas                              10,000 (2)           0.7%
c/o Public Technology, Inc.
1301 Pennsylvania Ave., N.W.
Washington, D.C. 20004

Richard Jackson                             10,000 (2)           0.7%
c/o Dynatem, Inc.
23263 Madero, Suite C
Mission Viejo, CA. 92691

Charles Spear                               43,000 (2)           3.0%
c/o Dynatem, Inc.
23263 Madero, Suite C
Mission Viejo, CA 92691

H. Richard Anderson                         10,000 (2)           0.7%
C/o Dynatem, Inc.
23263 Madero, Suite C
Mission Viejo, CA 92691

Executive Officers and                     963,634 (1)(3)       67.2%
Directors as a group
  (9 persons)

------------------------------

(1) Does not include 10,000 shares each (total of 20,000) owned by the two children of Eileen DeSwert or 37,193 shares owned by Florence Horan, mother of Eileen DeSwert, as to which Ms. DeSwert disclaims beneficial ownership. Includes 20,000 shares which are issuable upon the exercise of outstanding stock options.

(2) Includes 10,000 shares which are issuable upon the exercise of outstanding stock options.

(3) Includes 165,000 shares which are issuable upon the exercise of outstanding stock options.


                             ELECTION OF DIRECTORS
                              (Proposal Number 1)


     Seven directors, constituting the entire Board of Directors, are to be elected to hold office until the next annual meeting and until their successors are duly elected and qualified. Unless otherwise directed, the proxy holders will vote all proxies with a view toward the election of the following nominees, all of whom are currently members of the Company's Board of Directors. If any of the persons named below is unable to serve or for good cause will not serve, the proxy will be voted for such other person or persons as the Board of Directors may recommend.

Information Concerning Nominees for Director

     The Nominees for Director of the Company are as follows:

Name                       Age              Position
----                       ---              --------

Eileen DeSwert              50              President, Chief Executive
                                                 Officer and Director

Harry Cavanaugh             77              Chairman of the Board, Director

Costis Toregas              51              Director

Robert Anslow               66              Director

Richard Jackson             74              Director

Charles Spear               55              Director

H. Richard Anderson         54              Director

     Eileen DeSwert has been President and Chief Executive Officer since March 1988 and a Director of the Company since August 1981.

     Harry Cavanaugh has been Chairman of the Board and a Director of the Company since April 1987. Since 1970, he has been the President of Ditek, Inc., a management assistance company.

     Robert E. Anslow has been a Director of the Company since September 16, 1988. He is the President of JP Technologies, Inc., a manufacturer of precision strain gages and foil resistors. From December 1992 to November 1993, Mr. Anslow was an independent consultant. From October 1988 to December 1992 he was Vice President and General Manager of Revere Transducers, Inc.; from 1985 to 1988 he was Vice President and General Manager of Plessey Semiconductors (N. America). From 1973 to 1985 he held various executive positions in the Semiconductor Products Division of Rockwell International Corporation.

     Costis Toregas has been a Director of the Company since March 1988. He is currently the President of Public Technology Inc., a public interest corporation, where he has held various positions since 1971.

     Charles Spear has been a Director of the Company since January 1997. He is Chairman of the Board of Spear, Inc., a privately held financial services company. From April 1995 until February 1996, he was Director and Chief Financial Officer of Smith Micro Software, Inc. From April 1983 until December 1992, Mr. Spear was Chairman of the Board, President and Chief Financial Officer of Spear Financial Services, Inc., a public company which he founded. From May 1981 until April 1983, he was Chief Operating Officer of Trading Company of the West, a partnership operating Pacific Stock Exchange specialist posts. From 1968 until 1981, Mr. Spear was employed by The First National Bank of Chicago, most recently as Vice President. Mr. Spear is admitted to the practice of law in Illinois. He is a member of the Board of Directors of several privately held companies.

     Richard Jackson has been a Director of the Company since October 18, 1991. He is the president of Consultant for Corporate Communications, founded in 1970 to provide corporate and investor relations communication services to public corporations.

     H. Richard Anderson has been a Director of the Company since March 13, 1998. He is presently the Business Planning Manager for the Personal Computing Division of Rockwell Semiconductor Systems. He held various management positions in the marketing, business planning and development, product line management and engineering functions of the semiconductor business unit of Rockwell International since October 1976. From 1974 to 1976, he was Manager of Minicomputer Engineering with NCR. From 1971 to 1974, he held various international marketing, product planning and development management positions with the Monroe Company. From 1969 to 1971, he was a software engineer for Univac at Bell Labs. From 1967 to 1969 he developed engineering design software for General Dynamics.

     Directors of the Company serve one-year terms until their successors are elected and qualified. Officers of the Company are appointed annually by the Board of Directors. Ms. DeSwert is the sister of Michael Horan, an executive officer of the Company.

Compensation of Directors; Meetings and Attendance

     Each non-employee director receives a fee of $500 for each meeting of the Board of Directors attended. In addition, directors are reimbursed for reasonable travel expenses incurred in connection with attendance at such meetings. Directors are also entitled to participate in the Company's 1998 Stock Option Plan. During the fiscal year ended May 31, 1998, four meetings of the Board of Directors were held. No director attended fewer than 75% of the total number of meetings of the Board and Committees on which such director served, other than Costis Toregas.

Board Committees

     The Board of Directors has established an Audit Committee, which is currently composed of Messrs. Anslow, Toregas and Jackson. The Audit Committee generally meets with the Company's independent accountants at least annually to review the results of the annual audit and discuss the financial statements, recommends to the Board of Directors the independent accountants to be retained, and receives and considers the accountants procedures in connection with the audit and financial controls. The Board does not have any standing nominating or compensation committees.

Relationships with Outside Firms

     Harry Cavanaugh is the President of Ditek, Inc., a management assistance company that received $4,400 for consulting services rendered on behalf of the Company during Fiscal 1998.

Executive Officers

     Set forth below is certain information concerning the executive officers of the Company. For information concerning Eileen DeSwert, the President and Chief Executive Officer of the Company, see "Information Concerning Nominees for Director" above.

     Belen Ramos, 55, has been Chief Financial Officer of the Company since October 1987. She had been Chief Accountant for the Company since 1984.

     Michael Horan, 48, has been Vice President of Sales and Marketing since January 10, 1989. He has been corporate Secretary since October 1988. Mr. Horan was National Sales Manager from 1987 to 1989, and has been employed by Dynatem since 1983.

Compliance with Section 16(a) of the Exchange Act

     Section 16(a) of the Securities Exchange Act of 1934 requires the Company's executive officers, directors and persons who own more than ten percent of a registered class of the Company's equity securities to file reports of ownership and changes of ownership of the Company's Common Stock with the Securities and Exchange Commission. Such persons are required to furnish the Company with copies all Section 16(a) reports which they file.

     Based solely upon its review of these filings and written representations from certain of the Company's executive officers and directors that no other reports were required, the Company believes that all such Section 16(a) filing requirements were complied with during and with respect to the fiscal year ended May 31, 1998.

Compensation of Executive Officers

     Summary Compensation Table. The following table sets forth certain information concerning the compensation of Eileen DeSwert, the Company's President and Chief Executive Officer, for each of the Company's last three fiscal years:

                                 Summary Compensation Table

                    Annual Compensation         Long Term Compensation
           ---------------------------------    ----------------------

                                                          Awards
Fiscal                 Bonus    Other Annual         -----------------
Year       Salary($)    ($)     Compensation         Options/SARs (#)
--------   ---------   ------   ------------         -----------------

  1998      $ 51,500     -0-         -0-
  1997      $ 50,770     -0-         -0-
  1996      $ 50,000     -0-         -0-

     No person who served as an executive officer of the Company at the end of Fiscal 1998 received total salary and bonus in excess of $100,000.

Option Grants in Fiscal 1998. No options were granted to Ms. DeSwert during the fiscal year ended May 31, 1998.



Option Exercises and Year-End Option Values. The following table sets forth certain information concerning the value of unexercised stock options held by Ms. DeSwert at May 31, 1998:

              Aggregated Option/SAR Exercises in Last Fiscal Year
                          and FY-End Option/SAR Value
--------------------------------------------------------------------------------
                                     Number of
                                     Securities         Value of
                                     Underlying         Unexercised
                                     Unexercised        In-the-Money
                                     Options/SARs at    Options/SARs at
                                     FY-End (#)         FY-End ($)

Shares Acquired      Value           Exercisable/       Exercisable/
on Exercise(#)       Realized ($)    Unexercisable      Unexercisable
--------------------------------------------------------------------------------
 --                    --              20,000/0              0/0
--------------------------------------------------------------------------------

                       APPROVAL OF 1998 STOCK OPTION PLAN
                              (Proposal Number 2)

     On March 13, 1998, the Company's Board of Directors (the "Board") adopted, subject to shareholder approval, the 1998 Stock Option Plan (the "1998 Plan"). The following is a brief summary of the principal features of the 1998 Plan. A copy of the 1998 Plan is attached hereto as Exhibit "A".
                                            -----------

     The 1998 Plan authorizes the grant of options ("Options") to purchase up to an aggregate of 200,000 shares of the Company's Common Stock (subject to adjustment in the event of stock dividends, stock splits, recapitalizations, mergers or other similar changes in the Company's capital structure). Options granted under the 1998 Plan may be either "incentive" stock options ("Incentive Options") within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"), or Options that do not qualify as Incentive Options ("Nonqualified Options"). On August 1, 1998, the high bid quotation for the Company's Common Stock was $0.84.

     The purposes of the 1998 Plan are to enable the Company to retain the services of existing executive personnel, key employees and non-employee directors, to attract and retain competent new executive personnel, key employees and non-employee directors, and to provide additional incentive to all such persons to devote their best efforts and skills to the advancement and betterment of the Company by permitting them to participate in the ownership of the Company and thereby in the success and increased value of the Company.

     The 1998 Plan will be administered by the Board or a committee of the Board whose members shall be "non-employee directors" (as that term is defined in Rule 16b-3 under the Securities Exchange Act of 1934) and shall be appointed by, and serve at the pleasure of, the Board (the "Administrator"). The Administrator has broad discretion, subject to the terms of the 1998 Plan, to determine the persons entitled to receive Options, the terms and conditions on which Options are granted, and the number of shares subject thereto. The Administrator also has discretion to determine the nature of the consideration to be paid upon the exercise of the Options. Such consideration may, at the discretion of the Administrator, consist of cash, shares of the Company's Common Stock, a promissory note, forgiveness of indebtedness, or any combination of the foregoing.

     All directors, officers and other employees of the Company or any future parent or subsidiary of the Company will be eligible to participate in the 1998 Plan. In selecting persons to be granted Options, the Administrator will consider various factors deemed relevant to it, such as the past and prospective value of such person to the Company, as well as such person's level of responsibility and the length of his or her relationship with the Company.

     The exercise price of the Incentive Options must be equal to at least 100% of the fair market value of the Common Stock as of the date of the grant and the exercise price of the Nonqualified Options must be equal to at least 85% of the fair market value of the Common Stock as of the date of the grant; provided,
                                                                   --------
however, that the exercise price of any Option granted to any person who, at the
-------
time of the grant of the Option, owns stock possessing 10% or more of the total combined voting power of the Company or of any parent or subsidiary of the Company must not be less than 110% of the fair market value of such shares at the date of grant of the Option. No Incentive Option may be granted to any individual if the aggregate fair market value of the shares (determined as of the time the Incentive Option is granted) which vest (i.e. first become exercisable) during any calendar year, under all Incentive Options held by such optionee, exceeds $100,000. There is no limitation on the amount of Nonqualified Options which may be granted to any participant in the 1998 Plan. Options may be granted for terms of up to 10 years; provided, however, that the
                                                    --------  -------
term of any Option granted to any person who, at the time of the grant of the option, owns stock possessing 10% or more of the total combined voting power of the Company, or of any parent or subsidiary of the Company, may not exceed five years.

     The Administrator may, in its discretion, provide that Options may be exercised immediately or over specified periods of time; provided, however, that
                                                         --------  -------
the exercisability of each Option shall vest at a rate of not less than 20% per year over a period of not more than five years following the date of the grant of the Option.

     Options are not assignable, other than by will or the laws of descent and distribution. Options granted to officers, employees or directors of the Company may be exercised only while the optionee is employed by, or engaged as a director of, the Company or within 12 months after termination of such employment or engagement as a director by reason of permanent disability, and 30 days after termination for any other reason.

     In the event that there is a change in the Company's capital structure by reason of merger, consolidation, reorganization, recapitalization or otherwise, the number and kind of shares subject to the 1998 Plan and the rights under outstanding Options, both as to the number of shares and the Option price, will be adjusted appropriately. However, in the event that the Company at any time proposes to: (i) merge into, consolidate with or enter into any other reorganization (including the sale of substantially all of its assets) in which the Company is not the surviving corporation; or (ii) enter into a merger or other reorganization as a result of which the outstanding shares of Common Stock of the Company will be changed into or exchanged for shares of the capital stock or other securities of another corporation or for cash or other property, each outstanding Option shall terminate, unless the surviving corporation assumes the outstanding Options or replaces them with stock options of comparable value.

     The 1998 Plan provides that the Board may at any time suspend, terminate or amend the Plan, provided that no such amendment shall substantially impair or affect any outstanding Options without the consent and agreement of the optionees.

Federal Income Tax Consequences

     Under federal law, there are no tax consequences to either the Company or the optionee upon the grant or exercise of an Incentive Option. Further, when the optionee sells or otherwise disposes of the shares acquired upon the exercise of an Incentive Option, the entire gain or loss realized will be treated as long-term capital gain or loss if the disposition occurs more than one year after the option was exercised and more than two years after the date of grant of the Incentive Option. However, if the disposition occurs before either the applicable one-year or two-year period has elapsed, any gain realized will be taxed as ordinary income in an amount equal to the difference between the Incentive Option price and either the fair market value of the shares at the time of exercise or the sale price, whichever is less, and the balance, if any, will be treated as capital gain. Any loss realized will be treated as a capital loss. Special rules may apply in specific circumstances, such as the use of already-owned stock to exercise an Incentive Option. The Company will be entitled to a deduction for federal income tax purposes only to the extent the optionee recognizes ordinary income upon the disposition of the shares. The difference between the Incentive Option price and the fair market value of the shares acquired at the time of exercise of an Incentive Option will be an item of tax preference for purposes of computing the alternative minimum tax under the Code.

     As with Incentive Options, there are no federal income tax consequences to either the Company or the optionee upon the grant of a Nonqualified Option. However, upon the exercise of a Nonqualified Option, the optionee will recognize ordinary income in an amount equal to the difference between the fair market value on the date of exercise of the shares acquired and the Nonqualified Option price for such shares. The Company will be entitled to a tax deduction in an amount equal to the ordinary income recognized by an optionee as a result of the exercise of a Nonqualified Option. The optionee's basis in the shares acquired pursuant to a Nonqualified Option will be increased by the amount of ordinary income recognized. Any subsequent gain or loss recognized upon the sale of such shares will be treated as either an ordinary or a capital gain or loss.

New Plan Benefits

     As of the date of this Proxy, no Options have been granted under the 1998 Plan and no understanding or agreement to grant Options to any persons is in effect.

Vote Required

     The affirmative vote of the holders of a majority of the total number of shares of Common Stock present in person or represented by proxy at the Annual Meeting will be required to approve this proposal. The 1998 Plan will not be implemented without shareholder approval. Proxies solicited by management will be voted FOR the 1998 Plan unless a vote against the proposal or abstention is specifically indicated.


THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE FOR APPROVAL OF THE 1998 PLAN.
                                                ---


         RATIFICATION OF APPOINTMENT OF INDEPENDENT PUBLIC ACCOUNTANTS
                              (Proposal Number 3)


     The firm of Corbin & Wertz, independent certified public accountants, has been the Company's independent public accountants since June 1992, and has been selected by the Board of Directors to serve as independent public accountants for the fiscal year ending May 31, 1999. Representatives of Corbin & Wertz are expected to be present at the Annual Meeting, will be given an opportunity to make a statement, if they desire to do so, and will be available to respond to appropriate questions during the Annual Meeting.


THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR RATIFICATION OF CORBIN & WERTZ AS
                                         ---
THE COMPANY'S INDEPENDENT PUBLIC ACCOUNTANTS.


                             FINANCIAL INFORMATION

     The Company's Annual Report for the fiscal year ended May 31, 1998, is being mailed with this Proxy Statement. Such Annual Report is not incorporated in this Proxy Statement and is not considered a part of the proxy soliciting materials.

THE COMPANY WILL PROVIDE, WITHOUT CHARGE, A COPY OF THE COMPANY'S ANNUAL REPORT ON FORM 10-KSB FOR THE FISCAL YEAR ENDED MAY 31, 1998, INCLUDING FINANCIAL STATEMENTS AND A LIST OF EXHIBITS, TO ANY PERSON FROM WHOM THE ACCOMPANYING PROXY IS SOLICITED. REQUESTS SHOULD BE DIRECTED TO THE COMPANY'S SECRETARY, MICHAEL HORAN, AT DYNATEM, INC., 23263 MADERO, SUITE C, MISSION VIEJO, CALIFORNIA 92691.


                        SHAREHOLDER PROPOSALS FOR 1999

     In order to be considered for inclusion in the Company's proxy statement and form of proxy relating to the Company's Annual Meeting of Shareholders to be held in 1999, proposals by the shareholders intended to be presented at such Annual Meeting must be received by the Company no later than May 21, 1999.


                                 OTHER MATTERS

     The Board of Directors knows of no business other than that described herein which will be presented for consideration and action by the shareholders at the Annual Meeting. If, however, any other business shall properly come before the Annual Meeting, shares of Common Stock represented by proxies will be voted in accordance with the best judgement of the proxy holders or their substitutes.

                               By Order of the Board of Directors


                           /s/ Michael Horan
                           ---------------------------------
                               Michael Horan,
                               Secretary

September 18, 1998
Mission Viejo, California

                                 DYNATEM, INC.



                            1998 STOCK OPTION PLAN



                                  Exhibit "A"

                                 DYNATEM, INC.

                             1998 STOCK OPTION PLAN
                             ----------------------


          1.   Purposes of the Plan.  The purposes of this 1998 Stock Option
               --------------------
Plan (the "Plan") of DYNATEM, INC., a California corporation (the "Company"), are: (i) to insure the retention of the services of existing executive personnel, key employees and non-employee directors of the Company or its affiliates; (ii) to attract and retain competent new executive personnel, key employees and non-employee directors; (iii) to provide incentive to all such personnel and employees to devote their utmost effort and skill to the advancement and betterment of the Company; and (iv) compensate consultants, business associates, vendors and others who render bona fide services to the Company so long as such services are not rendered in connection with the offer and sale of securities in a capital-raising transaction (collectively, the "Consultants"), by permitting them to participate in the ownership of the Company and thereby in the success and increased value of the Company.

          2.   Shares Subject to the Plan.  The shares of stock subject to: (i)
               --------------------------
the incentive options having the terms and conditions set forth in Section 6 hereof (the "Incentive Options"); and/or (ii) the nonqualified options having the terms and conditions set forth in Section 7 hereof (the "Nonqualified Options") shall be shares of the Company's authorized but unissued or reacquired common stock (the "Shares"). The total number of Shares which may be issued under the Plan shall not exceed, in the aggregate, Two Hundred Thousand (200,000) Shares. The limitations established by the preceding sentence shall be subject to adjustment as provided in Section 9 hereof. In the event that any outstanding Incentive Option or Nonqualified Option granted under the Plan can no longer under any circumstances be exercised, for any reason, the Shares allocable to the unexercised portion thereof shall again be subject to grant or issuance under the Plan.

          3.   Eligibility.
               -----------

               (a) Incentive Options.  Officers and other key employees of the
                   -----------------
Company or of any subsidiary corporation (including any member of the Board of Directors of the Company (the "Board"), if such director is also an employee of the Company or a subsidiary), as may be determined by the Administrator (as defined herein), who qualify for "incentive stock options" under the applicable provisions of the Internal Revenue Code of 1986, as amended (the "Code"), will be eligible for selection to receive Incentive Options under the Plan. An employee who has been granted an Incentive Option may, if otherwise eligible, be granted an additional Incentive Option or options and/or Nonqualified Options if the Administrator shall so determine.

          (b) Nonqualified Options.  Officers and other key employees of the
              --------------------
Company or of any subsidiary corporation, any member of the Board, whether or not he or she is employed by the Company, and the Consultants, will be eligible to receive Nonqualified Options under the Plan. An individual who has been granted a Nonqualified Option may, if otherwise eligible, be granted Incentive Options or additional Nonqualified Options if the Administrator shall so determine.

     4.   Administration of the Plan.
          --------------------------

          (a) Administration by Administrator.  The Plan shall be administered
              -------------------------------
by either the Board, or a committee of the Board consisting of two (2) or more persons, who shall be appointed by, and serve at the pleasure of, the Board and who shall be a "non-employee director" within the meaning of Rule 16b-3 adopted by the Securities and Exchange Commission under the Securities Exchange Act of 1934 (the "Administrator").

          (b) Authority of Administrator.  The Administrator shall have full and
              --------------------------
final authority to determine the persons to whom, and the time or times at which, Incentive Options and Nonqualified Options shall be granted, the number of Shares to be represented by each Incentive Option and Nonqualified Option and the consideration to be received by the Company upon the exercise thereof; to interpret the Plan; to amend and rescind rules and regulations relating to the Plan; to determine the form and content, terms and conditions of the Incentive Options and Nonqualified Options to be issued under the Plan; to determine the identity or capacity of any persons who may be entitled to exercise a participant's rights under any Incentive Option or Nonqualified Option under the Plan; to correct any defect or supply any omission or reconcile any inconsistency in the Plan or in any Incentive Option or Nonqualified Option in the manner and to the extent the Administrator deems desirable to carry the Plan, Incentive Option or Nonqualified Option into effect; to provide for an option to the Company to repurchase any Shares issued upon exercise of an option upon termination of optionees association with the Company and to release and/or waive such right; to provide for rights of first refusal and other restrictions on transfer on any Shares issued upon exercise of an Incentive Option and/or Nonqualified Option and to release and/or waive any such right or restriction; and to make all other determinations necessary or advisable for the administration of the Plan, but only to the extent not contrary to the express provisions of the Plan. Any action, decision, interpretation or determination by the Administrator with respect to the application or administration of the Plan shall be final and binding on all participants and prospective participants.

     5.   Option Exercise Price.
          ---------------------

          (a) Nonqualified Option.  The exercise price of the Shares covered by
              -------------------
each Nonqualified Option granted shall not be less than eight-five percent (85%) of the fair market value of such Shares on the date the Nonqualified Option is granted; provided, however, that the exercise price of Shares covered by a
         --------  -------
Nonqualified Option granted under the Plan to any person who, at the time of the grant of the Nonqualified Option, owns stock possessing ten percent (10%) or more of the total combined voting power of all classes of stock of the Company or its parent or any subsidiary corporation, shall not be less than one hundred ten percent (110%) of the fair market value of such Shares at the date of grant of the Nonqualified Option.

          (b) Incentive Option.  The exercise price of the Shares covered by
              ----------------
each Incentive Option granted under the Plan shall not be less than one hundred percent (100%) of the fair market value of such Shares on the date the Incentive Option is granted; provided, however, that the exercise price of Shares covered
                   --------  -------
by any Incentive Option granted under the Plan to any person who, at the time of grant of the Incentive Option, owns stock possessing ten percent (10%) or more of the total combined voting power of all classes of stock of the Company or of its parent or any subsidiary corporation, shall not be less than one hundred ten percent (110%) of the fair market value of such Shares at the date of grant of the Incentive Option.

          (c) Fair Market Value.  The fair market value of the Shares shall, if
              -----------------
the Shares are not listed or admitted to trading on a stock exchange, be the average of the closing bid price and asked price of the Shares in the over-the-counter market on the day immediately preceding the date the Incentive Option or Nonqualified Option is granted, or, if the Shares are then listed or admitted to trading on any stock exchange, the closing sale price on such day on the principal stock exchange on which the Shares are then listed or admitted to trading. If no closing bid and asked prices are quoted on such day, or if no sale takes place on such day on such principal exchange, as the case may be, then the closing sale price of the Shares on such exchange on the next preceding day on which a sale occurred, or the closing bid and asked prices on the next preceding day on which such prices were quoted, as the case may be, shall be the fair market value of the Shares. During such times as there is not a market price available, the fair market value of the Shares shall be determined by the Administrator, which shall consider, among other facts which it considers to be relevant, the book value and the earnings of the Company. The exercise price or the purchase price, as the case may be, shall be subject to adjustment as provided in Section 9 hereof.

      6.  Terms and Conditions of Incentive Options.  Each Incentive Option
          -----------------------------------------
granted pursuant to this Plan shall be evidenced by a written Incentive Option Agreement which shall specify that the options subject thereto are Incentive Options within the meaning of Section 422 of the Code. The Incentive Option Agreement shall be in such form as the Administrator shall, from time to time, recommend, but shall comply with and be subject to the following terms and conditions:

          (a) Medium and Time of Payment.  Subject to the discretion of the
              --------------------------
Administrator, the exercise price of an Incentive Option shall be payable: (i) in United States Dollars payable in cash, certified check, or bank draft; (ii) subject to any legal restrictions on the acquisition or purchase of its Shares by the Company, by the delivery of Shares, which shall be deemed to have a value to the Company equal to the aggregate fair market value of such Shares determined at the date of such exercise in accordance with the provisions of
Section 5 hereof; (iii) by the optionee's promissory note (having such terms and providing for such security as the Administrator shall deem appropriate); (iv) by forgiveness of indebtedness; or (v) any combination of (i), (ii), (iii), or
(iv) above.

          (b) Grant of Incentive Option.  Any Incentive Option shall be granted
              -------------------------
within ten (10) years from the date of the adoption of this Plan or the date this Plan is approved by the shareholders of the Company, whichever is earlier.

          (c) Number of Shares.  The Incentive Option Agreement shall state
              ----------------
the total number of Shares to which it pertains.

          (d) Term of Incentive Option.  Each Incentive Option granted under the
              ------------------------
Plan shall expire within a period of not more than ten (10) years from the date the Incentive Option is granted; provided, however, that the term of any
                                 --------  -------
Incentive Option granted to any person who, at the time of grant of the Incentive Option, owns stock possessing ten percent (10%) or more of the total combined voting power of all classes of stock of the Company or of its parent or any subsidiary corporation, shall not exceed five (5) years.

          (e) Date of Exercise.  The Administrator may, in its discretion,
              ----------------
provide that an Incentive Option may be exercised immediately or that it may not be exercised in whole or in part for any specified period or periods of time; provided, however, that the exercisability of each Incentive Option granted
--------  -------
under the Plan shall vest at a rate of not less than twenty percent (20%) per year over a period of not more than five (5) years following the date of the grant of the Incentive Option. Except as may be so provided, any Incentive Option may be exercised in whole at any time or in part from time to time during its term.

          (f) Termination of Association Except Upon Death or Disability.  In
              ----------------------------------------------------------
the event that an optionee's Termination of Association (as defined herein) with the Company shall cease for any reason other than his death or permanent and total disability (hereinafter "Disability"): (i) all Incentive Options granted to any such optionee pursuant to this Plan which are not exercisable at the date of such Termination of Association shall terminate immediately and become void and of no effect; and (ii) all Incentive Options granted to any such optionee pursuant to this Plan which are exercisable at the date of such Termination of Association may be exercised (but only to the extent they were exercisable as of the date of such Termination of Association) at any time within thirty (30) days after the date of such Termination of Association, but in any event no later than the date of expiration of the Incentive Option period, and if not so exercised within such time shall become void and of no effect at the end of such time. For purposes of this Plan, "Termination of Association" shall mean: (A) with respect to Nonqualified Options: (1) for any person who is an employee of the Company or a subsidiary of the Company but not also a director of the Company, the cessation of such person's employment with the Company or a corporation or a parent or subsidiary corporation of a corporation issuing and assuming an option in a transaction to which Section 424(a) of the Code applies (collectively, the "Affiliates"); (2) for any person who is a Non-Employee Director of the Company, the cessation of such person's status as a director of the Company; (3) for any person who is both a director of the Company and an employee of the Company or a subsidiary or Affiliate of the Company, the cessation of both such person's employment and status as a director; and (4) for any Consultant, the cessation of such person being a service provider to the Company or its Affiliates; and (B) with respect to Incentive Options, the cessation of such person's employment with the Company or an Affiliate.

          (g) Disability of Optionee.  In the event of an optionee's Termination
              ----------------------
of Association with the Company by reason of his or her Disability: (i) all Incentive Options granted to such optionee pursuant to this Plan which are not exercisable at the date of such Termination of Association shall terminate immediately and become void and of no effect; and (ii) all Incentive Options granted to such optionee pursuant to this Plan which are exercisable at the date of such Termination of Association may be exercised by such optionee (but only to the extent they were exercisable as of the date of such Termination of Association) at any time within twelve (12) months after the optionee's Termination of Association as a result of such Disability, but in any event no later than the date of expiration of the Incentive Option period. At the end of such twelve (12)-month period, all Incentive Options held by such optionee, to the extent they remain unexercised, shall terminate and become void and of no effect.

          (h) Death of Optionee.  In the event of an optionee's Termination of
              -----------------
Association with the Company by reason of his or her death: (i) all Incentive Options granted to such optionee pursuant to this Plan which are not exercisable at the date of such Termination of Association shall terminate immediately and become void and of no effect; and (ii) all Incentive Options granted to such optionee pursuant to this Plan which are exercisable at the date of such Termination of Association may be exercised (but only to the extent they were exercisable as of the date of such Termination of Association) by the executors or administrators of the optionee's estate or by any person or persons who shall have acquired the Incentive Option directly from the optionee by bequest or inheritance at any time prior to the date of expiration of the Incentive Option period.

          (i) Limitation.  Notwithstanding any other provisions of the Plan, the
              ----------
aggregate fair market value (determined in accordance with the provisions of Section 5 hereof as of the time the Incentive Option is granted) of the Shares with respect to which Incentive Options are exercisable for the first time by any individual during any calendar year (under all such plans of the Company and its parent and subsidiary corporations) shall not exceed One Hundred Thousand Dollars ($100,000).

     7.   Terms and Conditions of Nonqualified Options.  Each Nonqualified
          --------------------------------------------
Option granted pursuant to this Plan shall be evidenced by a written Nonqualified Option Agreement which shall specify that the options subject thereto are Nonqualified Options. The Nonqualified Option Agreement shall be in such form as the Administrator shall, from time to time, recommend, but shall comply with and be subject to the following terms and conditions:

          (a) Medium and Time of Payment.  Subject to the discretion of the
              --------------------------
Administrator, the exercise price of a Nonqualified Option shall be payable:
(i) in cash, certified check, or bank draft; (ii) subject to any legal restrictions on the acquisition or purchase of its Shares by the Company: (A) by the delivery of Shares, which shall be deemed to have a value to the Company equal to the aggregate fair market value of such Shares determined at the date of such exercise in accordance with the provisions of Section 5 hereof; or (B) in lieu of using previously outstanding Shares therefor, by use of some of the Shares as to which the Nonqualified Option is then being exercised as stated in the notice of exercise which directs the Company to retain a number of the Shares that would otherwise be delivered to the optionee upon such exercise as equals the number of Shares that would have been surrendered to the Company if the purchase price had been paid with the previously issued Shares; (iii) by the optionee's promissory note (having such terms and providing for such security as the Administrator shall deem appropriate); (iv) by forgiveness of indebtedness; or (v) any combination of (i), (ii), (iii), or
(iv) above.

          (b) Number of Shares.  The Nonqualified Option Agreement shall
              ----------------
state the total number of Shares to which it pertains.

          (c) Term of Nonqualified Option.  Each Nonqualified Option granted
              ---------------------------
under the Plan shall expire within a period of not more than ten (10) years from the date the Nonqualified Option is granted.

          (d) Date of Exercise.  The Administrator may, in its discretion,
              ----------------
provide that a Nonqualified Option may be exercised immediately or that it may not be exercised in whole or in part for any specified period or periods of time; provided, however, that the exercisability of each Nonqualified Option
      --------  -------
granted under the Plan shall vest at a rate of not less than twenty percent (20%) per year over a period of not more than five (5) years following the date of the grant of the Nonqualified Option. Except as may be so provided, any Nonqualified Option may be exercised in whole at any time or in part from time to time during its term.

          (e) Termination of Association Except Upon Death or Disability.  In
              ----------------------------------------------------------
the event of an optionee's Termination of Association with the Company for any reason other than his or her death or Disability: (i) all Nonqualified Options granted to any such optionee pursuant to this Plan which are not exercisable at the date of such Termination of Association shall terminate immediately and become void and of no effect; and (ii) all Nonqualified Options granted to any such optionee pursuant to this Plan which are exercisable at the date of such Termination of Association may be exercised (but only to the extent they were exercisable as of the date of the Termination of Association) at any time within thirty (30) days after the date of such Termination of Association, but in any event no later than the date of expiration of the Nonqualified Option period, and if not so exercised within such time shall become void and of no effect at the end of such time.

          (f) Disability of Optionee.  In the event of an optionee's Termination
              ----------------------
of Association with the Company by reason of his or her Disability: (i) all Nonqualified Options granted to such optionee pursuant to this Plan which are not exercisable at the date of such Termination of Association shall terminate immediately and become void and of no effect; and (ii) all Nonqualified Options granted to such optionee pursuant to this Plan which are exercisable at the date of such Termination of Association may be exercised by such optionee (but only to the extent they were exercisable as of the date of the Termination of

Association) at any time within twelve (12) months after the optionee's Disability, but in any event no later than the date of expiration of the Nonqualified Option period. At the end of such twelve (12)-month period, all Nonqualified Options held by such optionee, to the extent they remain unexercised, shall terminate and become void and of no effect.

          (g) Death of Optionee.  In the event of an optionee's Termination of
              -----------------
Association with the Company by reason of his or her death: (i) all Nonqualified Options granted to such optionee pursuant to this Plan which are not exercisable at the date of such Termination of Association shall terminate immediately and become void and of no effect; and (ii) all Nonqualified Options granted to such optionee pursuant to this Plan which are exercisable at the date of such Termination of Association may be exercised (but only to the extent they were exercisable as of the date of the Termination of Association) by the executors or administrators of the optionee's estate or by any person or persons who shall have acquired the Nonqualified Option directly from the optionee by bequest or inheritance at any time prior to the date of expiration of the Nonqualified Option period.

     8.   Terms and Conditions Applicable Equally to Incentive Options and
          ----------------------------------------------------------------
          Nonqualified Options.
          --------------------

          (a) Rights as a Shareholder.  No optionee under an Incentive Option or
              -----------------------
Nonqualified Option shall have any rights as a shareholder with respect to any Shares covered by his or her option until the date of the issuance of a Share certificate to such optionee for such Shares. Except as expressly provided in
Section 9 hereof, no adjustment shall be made for dividends or distributions or other rights for which the record date is prior to the date such Share certificate is issued.

          (b) Nonassignability of Rights.  No Incentive Option or Nonqualified
              --------------------------
Option granted under the Plan shall be assignable or transferable by the person receiving the same other than by will or the laws of descent and distribution. During the life of such person, the option shall be exercisable only by him or her.

          (c) Other Provisions.  Any Incentive Option Agreement or Nonqualified
              ----------------
Option Agreement may contain such other terms, provisions and conditions as may be determined by the Administrator. Options granted to different persons, or to the same person at different times, may be subject to terms, conditions and restrictions which differ from each other.

     9.   Changes in Capital Structure.  In the event that the Shares are
          ----------------------------
hereafter increased or decreased or changed into or exchanged for a different number or kind of shares or other securities of the Company by reason of merger, consolidation or reorganization in which the Company is the surviving corporation or of a recapitalization, stock split, combination of Shares, reclassification, reincorporation, stock dividend (in excess of 2%), or other change in the corporate structure of the Company, appropriate adjustments shall be made by the Administrator in the aggregate number and kind of shares subject to this Plan and the number and kind of shares and the price per share subject to outstanding Incentive Options and Nonqualified Options in order to preserve, but not to increase, the benefits to persons then holding Incentive Options and/or Nonqualified Options.

          In the event that the Company at any time proposes to: (i) merge into, consolidate with or to enter into any other reorganization (including the sale of substantially all of its assets) in which the Company is not the surviving corporation; or (ii) enter into a merger or other reorganization as a result of which the Shares will be changed into or exchanged for shares of the capital stock or other securities of another corporation or for cash or other property, then the Plan and all unexercised Incentive Options and Nonqualified Options granted hereunder shall terminate, unless provision is made in writing in connection with such transaction for the continuance of the Plan and for the assumption of Incentive Options and Nonqualified Options theretofore granted, or the substitution for such Incentive Options and Nonqualified Options of new Incentive Options and Nonqualified Options covering the shares of a successor corporation, with appropriate adjustments as to number and kind of shares and prices, in which event the Plan and the Incentive Options and Nonqualified Options theretofore granted or the new Incentive Options and Nonqualified Options substituted therefor, shall continue in the manner and under the terms so provided. If such provision is not made in such transaction for the continuance of the Plan and the assumption of Incentive Options and Nonqualified Options theretofore granted or the substitution for such Incentive Options and Nonqualified Options of new Incentive Options and Nonqualified Options covering the shares of a successor corporation, then the Administrator shall cause written notice of the proposed transaction to be given to the persons holding Incentive Options or Nonqualified Options not less than thirty (30) days prior to the anticipated effective date of the proposed transaction, and all Incentive Options and Nonqualified Options shall, concurrently with the effective date of the proposed transaction, automatically expire and shall thereafter be void and of no effect.

     10.  Amendment and Termination of the Plan.  The Board may from time
          -------------------------------------
to time alter, amend, suspend or terminate the Plan in such respects as the Board may deem advisable; provided, however, that no such alteration, amendment,
                          --------  -------
suspension or termination shall be made which shall substantially affect or impair the rights of any person under any Incentive Option or

Nonqualified Option theretofore granted without such person's consent; and,

provided further, however, that no amendment which would:  (i) materially
-------- -------  -------
increase the benefits accruing to participants under the Plan; (ii) materially increase the number of securities which may be issued under the Plan; or (iii) materially modify the requirements as to eligibility for participation in the Plan, shall be made except with the approval of the Company's shareholders.

     11.  Effective Date and Termination of the Plan.   The Plan shall be
          ------------------------------------------
effective on the date of its approval by the Board and, unless the Plan shall have been sooner terminated as provided herein, shall terminate on the tenth
(10th) anniversary of: (i) the date the Plan is approved and adopted by the Board; or (ii) the date the Plan is approved by the Company's shareholders, whichever is earlier.

     12.  Application of Funds.  The proceeds received by the Company from
          --------------------
the sale of Shares pursuant to Incentive Options and Nonqualified Options will be used for general corporate purposes.

     13.  Tax Withholding.  Whenever Shares are to be issued under the Plan,
          ---------------
the Company or any subsidiary of the Company employing the recipient shall have the right to deduct from the recipient's compensation or require the recipient to remit to the employer corporation, prior to the issuance of the Shares, an amount sufficient to satisfy federal, state and local withholding tax requirements.

     14.  Continuance of Employment or Status as Director.  The Plan or the
          -----------------------------------------------
granting of any Incentive Option or Nonqualified Option hereunder shall not impose any obligation on the Company, its shareholders or any subsidiary of the Company to continue the employment of any optionee or offeree who is an employee, or to retain as a director any optionee or offeree who is a director.

     15.  Information to Optionees.  The Company shall provide to each
          ------------------------
participant in the Plan a copy of the Company's financial statements for each fiscal year of the Company within a reasonable time after such financial statements are prepared and approved by the Company's management. The Company shall also provide each participant in the Plan with a copy of any annual or other report generally distributed by the Company to its shareholders.

     16.  Shareholder Approval.  This Plan must be approved by the Company's
          --------------------
shareholders within twelve (12) months following its adoption by the Board. Any option exercised before shareholder approval is obtained must be rescinded if shareholder approval is not obtained within twelve (12) months following the adoption of the Plan by the Board. Such Shares shall not be counted in determining whether such approval is obtained.

     17.  General Provisions.  Notwithstanding any other provision of this Plan
          ------------------
or agreements made pursuant thereto, the Company shall not be required to issue or deliver any certificate or certificates for Shares upon the exercise of options granted under this Plan prior to fulfillment of all of the following conditions:

          (a) The listing or approval for listing upon notice of issuance, of such Shares on any securities exchange as may at the time be the market for the Company's common stock;

          (b) Any registration or other qualification of such Shares under any state or federal law or regulation, or the maintaining in effect of any such registration or other qualification which the Administrator shall, in its absolute discretion upon the advice of counsel, deem necessary or advisable; and

          (c) The obtaining of any other consent, approval or permit from any state or federal governmental agency or any stock exchange on which the Company's common stock is then listed, which the Administrator shall, in its absolute discretion upon the advice of counsel, determine to be necessary or advisable.



                                  END OF PLAN

[LOGO OF DYNATEM]

                     PROXY SOLICITED BY BOARD OF DIRECTORS
The undersigned hereby constitutes and appoints EILEEN DESWERT and MICHAEL HORAN, and each of them, with full power of substitution, attorneys and proxies to represent and vote all shares of the Common Stock of DYNATEM, INC., (the "Company") which the undersigned would be entitled to vote at the Annual Meeting of Shareholders to be held at 23263 Madero, Suite C, Mission Viejo, California 92691 on Wednesday, October 7, 1998, at 10:00 A.M. or any adjournment thereof, in the following manner:

1. ELECTION OF DIRECTORS.   [_] FOR all nominees listed below             [_] WITHHOLD AUTHORITY
                                (except as marked to the contrary below)      TO VOTE FOR ALL NOMINEES LISTED BELOW

                                 E. DESWERT, H. CAVANAUGH, C. TOREGAS, R. ANSLOW, R. JACKSON, C. SPEAR, R. ANDERSON

   INSTRUCTION: To withhold authority to vote for any individual nominee, write that nominee's name in the space provided below.

   _____________________________________________________________________________________________________________________________

2. APPROVAL OF THE 1998 STOCK OPTION PLAN.         [_] FOR            [_] AGAINST           [_] ABSTAIN

3. RATIFICATION OF APPOINTMENT OF CORBIN & WERTZ AS THE COMPANY'S INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS.
                                                   [_] FOR            [_] AGAINST           [_] ABSTAIN

4. IN ACCORDANCE WITH THEIR BEST JUDGEMENT with respect to any other matters which may properly come before the meeting.

                        (Continued on the reverse side)


WHEN THIS PROXY IS PROPERLY EXECUTED AND RETURNED, THE SHARES IT REPRESENTS WILL BE VOTED AT THE MEETING IN ACCORDANCE WITH THE CHOICES SPECIFIED ABOVE. IF NO CHOICES ARE SPECIFIED, THIS PROXY WILL BE VOTED FOR PROPOSALS 1, 2 AND 3 IN ACCORDANCE WITH THE BEST JUDGMENT OF THE DESIGNATED INDIVIDUALS WITH RESPECT TO MATTERS INCIDENT TO THE CONDUCT OF THE MEETING AND ANY OTHER MATTERS NOT KNOWN BY THE DESIGNATED INDIVIDUALS AT THE TIME THIS PROXY IS SOLICITED WHICH MAY PROPERLY COME BEFORE THE MEETING. IF ANY OF THE NOMINEES FOR DIRECTOR IS UNABLE TO SERVE OR FOR GOOD CAUSE WILL NOT SERVE, THE PROXY HOLDER WILL VOTE FOR SUCH OTHER PERSON OR PERSONS AS THE BOARD OF DIRECTORS MAY RECOMMEND.

Please date and sign exactly as your name or names appear hereon. If more than one owner, all should sign. When signing as attorney, executor, administrator, trustee or guardian, give your full title as such. If the signature is a corporation or partnership, sign the full corporate or partnership name by a duly authorized officer or partner.

                                            DATED: _______________________, 1998


                                   _____________________________________________
                                   Signature

                                   _____________________________________________
                                   Signature

         PLEASE PROMPTLY COMPLETE, DATE, SIGN, AND RETURN THIS PROXY
                          USING THE ENCLOSED ENVELOPE